UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February2,2012

MABCURE INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-141131
(Commission File Number)

20-4907813
(IRS Employer Identification No.)

228 Park Avenue South, Suite 15740, New York, NY 10003
(Address of principal executive offices and Zip Code)

(914) 595-6342
(Registrant's telephone number, including area code)

De Schiervellaan 3/B1
3500 Hasselt, Belgium
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Ron Kalfus

On February 2, 2012, Mr. Ron Kalfus, the Company's Chief Financial Officer, informed the Company that he will be resigning from his position as CFO, effective April 30, 2012. Mr. Kalfus's resignation is for personal reasons, and is not the result of any disagreement with the Company relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABCURE INC.
(Registrant)

By: /s/ Dr. Amnon Gonenne
Dr. Amnon Gonenne
President and Chief Executive Officer

Date: February 6, 2012